EXHIBIT 99.1

Tekmira Provides Key Highlights of Analyst and Investor Day in New York

VANCOUVER, British Columbia, Nov. 21, 2014 (GLOBE NEWSWIRE) -- Tekmira Pharmaceuticals Corporation (Nasdaq:TKMR) (TSX:TKM), a leading developer of RNA interference (RNAi) therapeutics, announced today an update from the Company's Analyst and Investor Day, which took place on November 21 in New York City. The event highlighted Tekmira's key products and clinical development plans, as well as corporate milestones for 2015 and beyond.

Key highlights from the meeting included the following:

  The Company announced its first regulatory filing, in the form of a Clinical Trial Application (CTA) filed with Health Canada, to support its first TKM-HBV clinical trial.
    Human trials are expected to commence in early 2015, progressing to chronically infected patients in a multi-dosing regimen in the second half of 2015
  The Company introduced a new 'fourth generation' LNP, exhibiting significant increases in potency.
    Two TKM-HBV product candidates will enter Phase I trials in early 2015. Both product candidates will employ the same RNAi triggers but differ based on the version of LNP used in delivery (i.e. third or fourth generation)
    It is anticipated that proof-of-concept data for HBV surface antigen knockdown could potentially be available in 2015
  Tekmira announced completion of patient enrolment in the Phase I/II trial of TKM-PLK1 for the treatment of Gastrointestinal Neuroendocrine Tumors (GI-NET) or Adrenocortical Carcinoma (ACC) tumors.
    The Company remains on track to disclose interim data before the end of 2014
    Final data for these studies is expected in mid-2015

"Tekmira has been at the forefront of the RNAi industry for the last decade, and 2014 has been a pivotal year for the Company as we continue to advance our pipeline of proprietary products to maximize value for our shareholders.  In the year ahead, we intend to initiate and complete a Phase I study with TKM-HBV, participate in human clinical studies with TKM-Ebola-Guinea, release interim HCC data and full data for Phase I/II PLK1 trials in GI-NET and ACC, and file for an IND, or equivalent, for our next development candidate," said Dr. Mark J. Murray, Tekmira's President and CEO.

About RNAi and Tekmira's LNP

RNAi therapeutics have the potential to treat a number of human diseases by "silencing" disease causing genes. The discoverers of RNAi, a gene silencing mechanism used by all cells, were awarded the 2006 Nobel Prize for Physiology or Medicine. RNAi trigger molecules often require delivery technology to be effective as therapeutics. Tekmira believes its LNP technology represents the most advanced and widely adopted delivery technology for the systemic delivery of RNAi triggers. Tekmira's LNP platform is being utilized in multiple clinical trials in various disease areas by Tekmira and its partners. Tekmira's LNP technology (formerly referred to as stable nucleic acid-lipid particles or SNALP) encapsulates RNAi triggers with high efficiency in uniform lipid nanoparticles that are effective in delivering these therapeutic compounds to disease sites. Tekmira's LNP formulations are manufactured by a proprietary method which is robust, scalable and highly reproducible, and LNP-based products have been reviewed by multiple regulatory agencies for use in clinical trials. LNP formulations comprise several lipid components that can be adjusted to suit the specific application.

About Tekmira

Tekmira Pharmaceuticals Corporation is a biopharmaceutical company focused on advancing novel RNAi therapeutics and providing its leading lipid nanoparticle (LNP) delivery technology to pharmaceutical and biotechnology partners. Tekmira has been working in the field of nucleic acid delivery for over a decade, and has broad intellectual property covering its delivery technology. Further information about Tekmira can be found at www.tekmira.com. Tekmira is based in Vancouver, Canada and Seattle, USA.

Forward-Looking Statements and Information

This news release contains "forward-looking statements" or "forward-looking information" within the meaning of applicable securities laws (collectively, "forward-looking statements"). Forward-looking statements in this news release include statements about Tekmira's strategy, future operations, clinical trials, prospects and the plans of management; RNAi (ribonucleic acid interference) product development programs; the CTA filed with Health Canada to support a TKM-HBV clinical trial; expectations of TKM-HBV human trials commencing in 2015, progressing to chronically infected patients in the second half of 2015; a new "fourth generation" LNP; two TKM-HBV product candidates entering Phase I trials in early 2015; proof-of-concept data for HBV surface antigen knockdown potentially available in 2015; the Phase I/II trial of TKM-PLK1 for GI-NET or ACC, with interim data before the end of 2014 and final data in mid-2015; and expectations in the year ahead that Tekmira will initiate and complete a Phase I study with TKM-HBV, participate in human clinical trials with TKM-Ebola-Guinea, release interim HCC data and full data for Phase I/II PLK1 trials in GI-Net and ACC, and file an IND, or equivalent, for Tekmira's next development candidate.

With respect to the forward-looking statements contained in this news release, Tekmira has made numerous assumptions regarding, among other things: LNP's status as a leading RNAi delivery technology; Tekmira's research and development capabilities and resources; the effectiveness of Tekmira's products; and Tekmira's financial position and its ability to execute its business strategy. While Tekmira considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause Tekmira's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: human trials in TKM-HBV may not commence and/or progress as currently anticipated, or at all; TKM-HBV product candidates may not enter Phase I trials as currently anticipated, or at all; proof-of-concept data for HBV may not become available as currently anticipated, or at all; interim data and final data for the Phase I/II trial of TKM-PLK1 GI-Net or ACC may not be available as currently anticipated, or at all; human clinical studies with TKM-Ebola-Guinea may not occur as currently anticipated, or at all; Tekmira may not file an IND, or equivalent, for its next product candidate as currently anticipate, or at all; Tekmira's products may not prove to be effective or as potent as currently believed; the FDA may refuse to approve Tekmira's products, or place restrictions on Tekmira's ability to commercialize its products; Tekmira may face competition from other pharmaceutical or biotechnology companies and the possibility that other organizations have made advancements in RNAi delivery technology that Tekmira is not aware of; Tekmira may not receive the necessary regulatory approvals for the clinical development of Tekmira's products; future operating results are uncertain and likely to fluctuate; Tekmira may not be able to raise additional financing required to fund further research and development, clinical studies, and obtain regulatory approvals, on commercially acceptable terms or at all; economic and capital market conditions; and Tekmira may become subject to product liability or other legal claims for which Tekmira has made no accrual in its financial statements.

A more complete discussion of the risks and uncertainties facing Tekmira appears in Tekmira's Annual Report on Form 10-K and Tekmira's continuous disclosure filings, which are available at www.sedar.com or at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Tekmira disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

CONTACT: Investors
         Julie P. Rezler
         Director, Investor Relations
         Phone: 604-419-3200
         Email: jrezler@tekmira.com

         Media
         Please direct all media inquiries to media@tekmira.com